GENERAL SECURITY AGREEMENT (ALBERTA)

TO: THE TORONTO-DOMINION BANK

340 - 5TH AVENUE, S.W., CALGARY, AB T2P 0L3 (hereinafter called the "Bank")

GRANTED BY:

FIC INVESTMENTS USA CORP.

(hereinafter called the "Undersigned")

1. **SECURITY INTEREST**

As general and continuing security for the payment of all obligations, indebtedness and liabilities, direct or indirect, of the Undersigned to the Bank wheresoever and howsoever incurred and whether incurred before, at the time of or after the execution hereof, including extensions or renewals thereof, including without restricting the generality of the foregoing, obligations to the Bank for advances by the Bank to the Undersigned under fixed or revolving credits established from time to time, liability to the Bank for letters of credit or guarantees, whether or not drawn upon, issued or given by the Bank for the Undersigned and the obligation and liability of the Undersigned under any contract of guarantee now or hereafter in existence whereby the Undersigned guarantees payment of the debts, liabilities and obligations of a third party to the Bank (the obligations, indebtedness and liabilities of the Undersigned referred to above hereinafter collectively called "Obligations"), and, IN CONSIDERATION OF THE OBLIGATIONS, the Undersigned hereby grants, bargains, assigns and transfers to the Bank the following Security Interest(s) in the Undersigned's property as described in subparagraphs (a)(b)(c)(d)(e) and (f) of this paragraph (hereinafter together with any other security interest hereby created called the "Security Interest"):

NOTE: Select Box A, B or C, or any combination thereof, by marking an "X" in the space(s) provided AND the Customer's initials beside such marks.

BOX A: X [initials] SEAL/INITIAL	The Undersigned grants to the Bank a Security Interest in ALL ITS PRESENT AND AFTER ACQUIRED PROPERTY. To the extent that the Bank has given or gives value for the purpose of enabling the Undersigned to acquire rights in or to the property, the Undersigned grants to the Bank a Purchase Money Security Interest in such property and in the proceeds thereof.
BOX B: SEAL/INITIAL	THE FOLLOWING SPECIFIC PROPERTY of the Undersigned: (If the above space is insufficient, insert the words "see attached Schedule 'A' or 'B'")
BOX C: SEAL/INITIAL	A PURCHASE MONEY SECURITY INTEREST for advances made for the purpose of enabling the undersigned to acquire rights in the following specific property of the Undersigned: (If the above space is insufficient, insert the words "see attached Schedule 'A' or 'B'")

All Boxes marked in any manner that may evidence an intention to grant a security interest shall be deemed to be part of this Agreement and shall be deemed to grant the security interest set forth in the said boxes so marked.

In this Agreement property shall mean all of the Undersigned's personal property including, but not limited to, the following:

(a) **INTANGIBLES** - all intangible property and not included in paragraph 10 below including, without limitation, all contractual rights and insurance claims, patents, trademarks, trade names, goodwill, copyrights and other industrial property of the Undersigned (all of which property is hereinafter collectively called "Intangibles");

(b) **PROCEEDS** - all of the Undersigned's property in any form derived directly or indirectly from any use or dealing with the Collateral (defined in the last sentence of this paragraph) including, without limitation, accounts receivable, bills of exchange, insurance proceeds, chattel paper, intangibles, motor vehicles, and all other after acquired property constituting proceeds or that indemnifies or compensates for Collateral destroyed or damaged (all of which property is hereinafter collectively called "Proceeds");

(c) **BOOKS & RECORDS** - all of the Undersigned's deeds, documents, writings, papers, books of account and other books relating to or being records of debts, chattel paper or documents of title or by which such are or may hereafter be secured, evidenced, acknowledged or made payable;

(d) **EQUIPMENT** - all tools, machinery, equipment, furniture, plants, fixtures, dairy cattle, and other tangible personal property, vehicles and fixed goods and chattels including all tools, machinery, equipment, furniture, plants, fixtures, vehicles, fixed goods and chattels other than inventory (as defined below), and any other property or assets of the kind, nature or description of the property or assets particularly described in the Schedule hereto (all of which property is hereinafter collectively called "Equipment");

(e) **INVENTORY** - all goods and chattels now or hereafter forming the inventory of the Undersigned, of whatever kind and wherever located, including, without limitation, all goods, merchandise, raw material, work in process, finished goods and chattels held for sale, lease or resale, or furnished or to be furnished under contracts for service or used or consumed in the business of the Undersigned, goods used in or procured for packing or packaging, timber cut or to be cut, oil, gas and minerals extracted or to be extracted, all livestock and the young thereof after conception and all crops which become such within one year after the date of execution of this Agreement (all of which goods and chattels are hereinafter collectively called "Inventory");

(f) **OTHER PROPERTY** - the undertaking and all other property and assets of the Undersigned for the time being of whatsoever nature and kind both present and after acquired, including without limiting the generality of the foregoing, uncalled capital, moneys, rights, franchises, negotiable and non-negotiable instruments, judgements, documents of title and securities (all of which are hereinafter collectively called "Other Property"). Any attachments, accessories, equipment, or accretions placed upon or repairs to the Property during the continuance of this Agreement shall become a part thereof and shall be included in the terms of this Agreement.

All of the above mentioned property together with the Assignment in paragraph 10 is hereinafter called the "Collateral".

2. **LOCATION OF PROPERTY**

The undersigned confirms and warrants that the Collateral will be kept at the address shown on the Schedule hereto or, if left blank, at the address shown below the Undersigned's signature to this Agreement, and subject to the provisions of paragraph 4, the Undersigned will not remove any of the Collateral from said location without the prior written consent of the Bank.

3. **REPRESENTATIONS, WARRANTIES & COVENANTS**

The Undersigned hereby represents, warrants or covenants to or with the Bank, as the case may be, that:

(a) the Undersigned will reimburse the Bank for all costs and expenses (including legal fees on a solicitor and his own client basis) incurred by it in the preparation, execution and filing of this Agreement and the taking, recovering or possessing the Collateral and in any other proceedings taken for the purpose of protecting or enforcing the remedies provided herein, or otherwise in relation to the Collateral, including but not limited to payment for repairs made to the Collateral, insuring the collateral, or otherwise protecting same, or by reason of non-payment of the Obligations and all such costs and expenses shall bear interest at the highest rate borne by any of the Obligations and shall be payable on demand;

(b) except for the Security Interest the Undersigned is, or respecting the Collateral acquired after the date hereof will be, the owner of the Collateral free from any mortgage, lien, charge, security interest or encumbrance and the Undersigned will keep the Collateral free and clear of all taxes, assessments, liens and encumbrances;

(c) the Undersigned will deliver to the Bank within three (3) months next after the end of each of the Undersigned's fiscal years, audited financial statements of the Undersigned, and, if the Undersigned is a corporation, will furnish annually to the Bank the information which is required to be furnished to the shareholders of a corporation under applicable law;

(d) the Undersigned will care for, protect and preserve the Collateral and not permit its value to be impaired and, subject to paragraph 4, will not sell, transfer, assign, mortgage, charge, pledge, hypothecate or deliver or otherwise dispose of any such property or any interest therein without the prior written consent of the Bank;

(e) the Undersigned will keep the Collateral insured under policies with such provisions, for such amounts and by such insurers satisfactory to the Bank from time to time, and will maintain such insurance with loss, if any, payable to the Bank and will lodge such policies with the Bank;

(f) the Bank shall be entitled from time to time and at any time to inspect the Collateral wherever located and to make enquiries and tests concerning the Collateral, and the Undersigned will defray all expenses in connection therewith;

(g) the loss, injury or destruction of the Collateral shall not operate in any manner to release the Debtor from its liability to the Bank;

(h) time is of the essence of the Undersigned's Obligation under this Agreement; and

(i) this Agreement has been properly authorized and constitutes a legally valid and binding obligation of the Undersigned in accordance with its terms.

4. **USE OF PROPERTY**

Until the occurrence of an event of default, as hereinafter provided, the Undersigned may use the Collateral in any lawful manner not inconsistent with this Agreement, and deal with the Inventory or Other Property or any part thereof in the ordinary course of business. Proceeds shall be received by the Undersigned in trust for the Bank and shall be forthwith paid over to the Bank.

5. **EVENTS OF DEFAULT**

Obligations not payable on demand shall become immediately payable upon the occurrence of one or more of the following events of default:

(a) the Undersigned fails to pay when due any of the Obligations, or to perform or rectify a breach of any of the representations or warranties or covenants of this Agreement;

(b) the Undersigned ceases or threatens to cease to carry on business, becomes insolvent or the subject of bankruptcy or insolvency proceedings;

(c) any warranty or representation made to induce the Bank to extend credit to the Undersigned, under this Agreement or otherwise, is false in any material respect when made;

(d) an encumbrancer takes possession of any of the Collateral or any process of execution is levied or enforced upon or against any of the Collateral;

(e) indebtedness or liability of the Undersigned other than to the Bank becomes due and payable, or capable of being declared due and payable, before the stated maturity thereof or any such indebtedness or liability shall not be paid at the maturity thereof or upon the expiration of any stated applicable grace period thereof or any guarantee given by the Undersigned is not honoured when due and called upon;

(f) a declaration of incompetency of the Undersigned by a court;

(g) if the Undersigned is a partnership, the death of a partner; or

(h) if the Undersigned is an individual, the death of the Undersigned;

(i) if any other event causes the Bank, in good faith, to deem itself insecure, or if the Collateral is in jeopardy and the Bank has commercially reasonable grounds to believe that the prospect of payment or performance is or is about to be impaired or the Collateral is or is about to be placed in jeopardy;

and the bank shall have all rights and remedies under applicable law as well as any other rights and remedies provided by this Agreement.

6. **ADDITIONAL POWERS**

In addition to the rights and powers provided in paragraphs 5 and 8 and under the Personal Property Security Act, the Bank and the Receiver, as defined in paragraph 8, and the Sheriff, as the case may be, shall have the following rights and powers:

(a) if the security hereby constituted becomes enforceable, to dispose of any of the Collateral in the condition in which it was at the date possession of it was taken, or after any commercially reasonable repair, processing or preparation thereof for disposition; and

(b) whether or not the Undersigned is in default:

i) to demand, sue for and receive any Book Debts with or without notice to the Undersigned, give effectual receipts and discharges therefor, compromise any Book Debts which may seem bad or doubtful to the Bank and give time for payment thereof with or without security,

to take control of any proceeds arising from the Collateral,

to apply any money taken as collateral to the satisfaction of the Obligations as the Bank may deem appropriate,

to hold as additional security any increase, profits, or money resulting from the Collateral, and apply any such increase, profits, or money to the Obligations as the Bank may deem appropriate,

to use reasonable care in the custody and preservation of any Collateral in the possession of the Bank or Sheriff except that in the case of chattel paper, a security or an instrument, reasonable care shall not include taking necessary steps to preserve rights against other persons;

and the Undersigned shall from time to time forthwith on the Bank's request execute, do and make all such agreements, statements, further assignments, acts, matters and things which may from time to time in the opinion of the Bank be necessary or expedient for the purpose of carrying into effect any of the provisions hereof and of perfecting the title of the Bank in the Collateral, and the Bank and any of its managers or acting managers are by the Undersigned hereby irrevocably constituted and appointed the true and lawful attorney of the Undersigned with full power of substitution for the Bank at its option whenever and wherever it may deem necessary or expedient to do, make and execute all such statements, assignments, documents, acts, matters or things with the right to use the name of the Undersigned.

7. **WAIVER BY THE BANK**

Any breach by the Undersigned of any of the provisions contained in this Agreement or any default by the Undersigned in the observance or performance of any covenant or condition required to be observed or performed by the Undersigned hereunder may only be waived by the Bank in writing, provided that no such waiver by the Bank shall extend to or be taken in any manner to affect any subsequent breach or default or the rights resulting therefrom.

8. **APPOINTMENT OF RECEIVER AND MANAGER**

The Bank may appoint in writing any person, whether an employee or employees of the Bank or not, to be a receiver or a receiver and manager ("Receiver") of the Collateral or any part or parts thereof. A Receiver so appointed shall have power:

(a) to take possession, custody and control of, collect and get in the Collateral, or any part thereof and for that purpose to take any proceedings in the name of the Undersigned or otherwise;

(b) to carry on or concur in carrying on the business of the Undersigned and for that purpose to raise money on the Collateral in priority to this Agreement or otherwise;

(c) to sell or concur in selling or otherwise dispose of any of the Collateral, including by lease or by deferred payment; and

(d) to make any arrangement or compromise which the Receiver shall think expedient in the interest of the Bank.

Any Receiver so appointed shall be deemed to be the agent of the Undersigned, and the Undersigned shall be solely responsible for the Receiver's acts or defaults and for the Receiver's remuneration and expenses, and the Bank shall not be in any way responsible for any misconduct or negligence on the part of the Receiver. All moneys received by the Receiver after providing for payment of all costs, charges and expenses of or incidental to the exercise of any of the powers of the Receiver shall be applied in or towards satisfaction of the Security Interest. The rights and powers conferred by this paragraph are in supplement of and not in substitution for any rights and the Bank may have from time to time.

9. **NOTICE**

The Undersigned shall be entitled to not less than twenty days notice in writing of the date, time and place of any intended disposition of the Collateral, such notice to be given in accordance with the provisions of the Personal Property Security Act except that notice is not required to be given where:

the Collateral is perishable,

the Bank believes on reasonable grounds that the Collateral will decline substantially in value if not disposed of immediately after default,

the cost of care and storage of the Collateral is disproportionately large relative to its value,

the Collateral is a security or an instrument that is to be disposed of by sale in an organized market that handles large volumes of transactions between many different sellers and many different buyers,

the Collateral is money other than a medium of exchange authorized by the Parliament of Canada,

a Court so orders or after default, every person entitled to receive notice consents to the disposition of the Collateral without notice.

The Undersigned hereby expressly waives the right to receive a copy of any financing statement, or a copy of the statement confirming the registration of any financing statement, that may be registered by the Bank under the Personal Property Security Act in connection with any security interest created under this Agreement or under any future agreement with the Bank.

10. **GENERAL ASSIGNMENT OF BOOK DEBTS**

And the Undersigned for good and valuable consideration assigns, transfers, and sets over unto the Bank all debts, accounts, choses in action, claims, demands, and moneys now due or owing or accruing due or which may hereafter become due or owing to the Undersigned, including (without limiting the foregoing) claims against the Crown in the right of Canada or of any province, moneys which may become payable under any policy of Insurance in respect of any loss by fire or other cause which has been or may be incurred by the Undersigned (collectively called "Book Debts"), together with all contracts, securities, bills, notes, lien notes, judgements, chattel mortgages, mortgages and all other rights, benefits and documents now or hereafter taken, vested in or held by the Undersigned in respect of or as security for the Book Debts hereby assigned or intended so to be or any part thereof and the full benefit and advantage thereof, and all rights of action, claim, or demand which the Undersigned now has or may at any time hereafter have against any person or persons, firm or corporation in respect thereof. The Undersigned further hereby covenants, promises, and agrees to and with the Bank to well and truly execute or cause to be executed all or any such further or other document or documents as shall or may be required by the Bank to more completely or fully vest in the Bank the Book Debts hereby assigned or intended so to be and the right to receive the said moneys or to enable the Bank to recover same and will from time to time prepare and deliver to the Bank all deeds, books, vouchers, promissory notes, bills of exchange, accounts, letters, invoices, papers, and all other documents in any way relating to the Book Debts. Provided that this assignment is and shall be a continuing collateral security to the Bank for the Obligations. All money or any other form of payment received by the Undersigned in payment of any Book Debts shall be received and held by the Undersigned in trust for the Bank.

11. **APPROPRIATION**

The Bank shall have the right at any time to appropriate any payment made to any portion of the Obligations and to revoke or alter any such appropriation.

12. **DEALING WITH SECURITY INTEREST**

The Bank may grant extensions of time and other indulgences, take and give up any of the Security Interest, or modify or abstain from perfecting or taking advantage of any of the Security Interest, accept compositions, grant releases and discharges thereof and otherwise deal with the Undersigned, debtors of the Undersigned, sureties and other and with any of the Security Interest as the Bank may see fit without prejudice to the liability of the Undersigned or the Bank's right to hold and realize any of the Security Interest. The Bank shall not be accountable to the Undersigned for the value of any of the Security Interest released except for any moneys actually received by the Bank.

13. **EXECUTION**
If more than one person executes this Agreement, the term "Undersigned" shall include each as well as all of them, any and all of their obligations hereunder shall be joint and several and these presents and such obligations shall continue in full force and effect and apply notwithstanding any change for any cause or in any manner whatsoever in the composition of or membership of any firm or company which is a party hereto.

14. **TERM**
This Agreement shall be a continuing agreement in every respect for the payment of the Obligations and it shall remain in full force and effect until all of the Obligations shall be paid in full. In the event any provisions of this Agreement shall be deemed invalid or void by any court of competent jurisdiction, the remaining terms and provisions of this Agreement shall remain in full force and effect.

15. **NON-SUBSTITUTION**
The Security Interest is in addition to and not in substitution for any other security now or hereafter held by the Bank.

16. **APPLICABLE LAW**
This Agreement shall be construed in accordance with the laws of the Province of Alberta.

17. **ACKNOWLEDGEMENT**
The Undersigned acknowledges receipt of a copy of this Agreement.

IN WITNESS WHEREOF the Undersigned has executed this Agreement this ________ day of ________________ month, ________ year.

FIC INVESTMENTS USA CORP.

WITNESS: ________________ ________________________________ SEAL

________________ ________________________________ SEAL

________________ ________________________________ SEAL

#314, 2906 WEST BROADWAY
VANCOUVER, B.C. V6S 1R5

________________ ________________________________ SEAL

Branch must insert date and initial as required

Date Received	
Recorded	
Approved	

SCHEDULE

COLLATERAL IS NOW AND WILL HEREAFTER BE LOCATED AT THE FOLLOWING ADDRESS(ES):

(STREET) (TOWN/CITY) (PROVINCE)

QUANTITY	DESCRIPTION	SERIAL NUMBER

If space is insufficient attach additional list headed: PAGE 2 OF SCHEDULE

RESOLUTION AUTHORIZING EXECUTION OF GENERAL SECURITY AGREEMENT

"RESOLVED THAT the ______________________________ and the ______________________________ are hereby authorized for and on behalf of the Corporation to execute and deliver to The Toronto-Dominion Bank a General Security Agreement substantially in the form of the General Security Agreement (attached hereto and initialled by the Secretary for identification) presented to the directors, with such alterations, amendments, deletions or additions as may be approved by the persons executing the same and that execution accordingly shall be conclusive evidence of such approval and that the General Security Agreement so executed is the General Security Agreement authorized by this Resolution.

"Any officer or director be and is hereby authorized to execute and deliver on behalf of the Corporation all such other documents and writings and to do such other acts and things as may be necessary or desirable for fulfilling the Corporation's obligations under the General Security Agreement."

CERTIFICATE

I hereby certify that the foregoing is a true and correct copy of a Resolution duly passed by the Directors of FIC INVESTMENTS USA CORP. on the __________ day of ______________________________, __________ and that the said Resolution is now in full force and effect.

______________________________ C/S
Secretary

GENERAL SECURITY AGREEMENT (ALBERTA)

TO: THE TORONTO-DOMINION BANK

340 - 5TH AVENUE, S.W., CALGARY, AB T2P 0L3 (hereinafter called the "Bank")

GRANTED BY:

FIC INVESTMENTS USA CORP.

(hereinafter called the "Undersigned")

1. **SECURITY INTEREST**

As general and continuing security for the payment of all obligations, indebtedness and liabilities, direct or indirect, of the Undersigned to the Bank wheresoever and howsoever incurred and whether incurred before, at the time of or after the execution hereof, including extensions or renewals thereof, including without restricting the generality of the foregoing, obligations to the Bank for advances by the Bank to the Undersigned under fixed or revolving credits established from time to time, liability to the Bank for letters of credit or guarantees, whether or not drawn upon, issued or given by the Bank for the Undersigned and the obligation and liability of the Undersigned under any contract of guarantee now or hereafter in existence whereby the Undersigned guarantees payment of the debts, liabilities and obligations of a third party to the Bank (the obligations, indebtedness and liabilities of the Undersigned referred to above hereinafter collectively called "Obligations"), and, IN CONSIDERATION OF THE OBLIGATIONS, the Undersigned hereby grants, bargains, assigns and transfers to the Bank the following Security Interest(s) in the Undersigned's property as described in subparagraphs (a)(b)(c)(d)(e) and (f) of this paragraph (hereinafter together with any other security interest hereby created called the "Security Interest"):

NOTE: Select Box A, B or C, or any combination thereof, by marking an "X" in the space(s) provided AND the Customer's initials beside such marks.

BOX A: X SEAL/INITIAL	The Undersigned grants to the Bank a Security Interest in ALL ITS PRESENT AND AFTER ACQUIRED PROPERTY. To the extent that the Bank has given or gives value for the purpose of enabling the Undersigned to acquire rights in or to the property, the Undersigned grants to the Bank a Purchase Money Security Interest in such property and in the proceeds thereof.

BOX B: SEAL/INITIAL	THE FOLLOWING SPECIFIC PROPERTY of the Undersigned: (If the above space is insufficient, insert the words "see attached Schedule 'A' or 'B'")

BOX C: SEAL/INITIAL	A PURCHASE MONEY SECURITY INTEREST for advances made for the purpose of enabling the undersigned to acquire rights in the following specific property of the Undersigned: (If the above space is insufficient, insert the words "see attached Schedule 'A' or 'B'")

All Boxes marked in any manner that may evidence an intention to grant a security interest shall be deemed to be part of this Agreement and shall be deemed to grant the security interest set forth in the said boxes so marked.

In this Agreement property shall mean all of the Undersigned's personal property including, but not limited to, the following:

(a) **INTANGIBLES** - all intangible property and not included in paragraph 10 below including, without limitation, all contractual rights and insurance claims, patents, trademarks, trade names, goodwill, copyrights and other industrial property of the Undersigned (all of which property is hereinafter collectively called "Intangibles");

(b) **PROCEEDS** - all of the Undersigned's property in any form derived directly or indirectly from any use or dealing with the Collateral (defined in the last sentence of this paragraph) including, without limitation, accounts receivable, bills of exchange, insurance proceeds, chattel paper, intangibles, motor vehicles, and all other after acquired property constituting proceeds or that indemnifies or compensates for Collateral destroyed or damaged (all of which property is hereinafter collectively called "Proceeds");

(c) **BOOKS & RECORDS** - all of the Undersigned's deeds, documents, writings, papers, books of account and other books relating to or being records of debts, chattel paper or documents of title or by which such are or may hereafter be secured, evidenced, acknowledged or made payable;

(d) **EQUIPMENT** - all tools, machinery, equipment, furniture, plants, fixtures, dairy cattle, and other tangible personal property, vehicles and fixed goods and chattels including all tools, machinery, equipment, furniture, plants, fixtures, vehicles, fixed goods and chattels other than inventory (as defined below), and any other property or assets of the kind, nature or description of the property or assets particularly described in the Schedule hereto (all of which property is hereinafter collectively called "Equipment");

(e) **INVENTORY** - all goods and chattels now or hereafter forming the inventory of the Undersigned, of whatever kind and wherever located, including, without limitation, all goods, merchandise, raw material, work in process, finished goods and chattels held for sale, lease or resale, or furnished or to be furnished under contracts for service or used or consumed in the business of the Undersigned, goods used in or procured for packing or packaging, timber cut or to be cut, oil, gas and minerals extracted or to be extracted, all livestock and the young thereof after conception and all crops which become such within one year after the date of execution of this Agreement (all of which goods and chattels are hereinafter collectively called "Inventory");

(f) **OTHER PROPERTY** - the undertaking and all other property and assets of the Undersigned for the time being of whatsoever nature and kind both present and after acquired, including without limiting the generality of the foregoing, uncalled capital, moneys, rights, franchises, negotiable and non-negotiable instruments, judgements, documents of title and securities (all of which are hereinafter collectively called "Other Property"). Any attachments, accessories, equipment, or accretions placed upon or repairs to the Property during the continuance of this Agreement shall become a part thereof and shall be included in the terms of this Agreement.

All of the above mentioned property together with the Assignment in paragraph 10 is hereinafter called the "Collateral".

2. **LOCATION OF PROPERTY**

The undersigned confirms and warrants that the Collateral will be kept at the address shown on the Schedule hereto or, if left blank, at the address shown below the Undersigned's signature to this Agreement, and subject to the provisions of paragraph 4, the Undersigned will not remove any of the Collateral from said location without the prior written consent of the Bank.

3. **REPRESENTATIONS, WARRANTIES & COVENANTS**

The Undersigned hereby represents, warrants or covenants to or with the Bank, as the case may be, that:

(a) the Undersigned will reimburse the Bank for all costs and expenses (including legal fees on a solicitor and his own client basis) incurred by it in the preparation, execution and filing of this Agreement and the taking, recovering or possessing the Collateral and in any other proceedings taken for the purpose of protecting or enforcing the remedies provided herein, or otherwise in relation to the Collateral, including but not limited to payment for repairs made to the Collateral, insuring the collateral, or otherwise protecting same, or by reason of non-payment of the Obligations and all such costs and expenses shall bear interest at the highest rate borne by any of the Obligations and shall be payable on demand;

(b) except for the Security Interest the Undersigned is, or respecting the Collateral acquired after the date hereof will be, the owner of the Collateral free from any mortgage, lien, charge, security interest or encumbrance and the Undersigned will keep the Collateral free and clear of all taxes, assessments, liens and encumbrances;

(c) the Undersigned will deliver to the Bank within three (3) months next after the end of each of the Undersigned's fiscal years, audited financial statements of the Undersigned, and, if the Undersigned is a corporation, will furnish annually to the Bank the information which is required to be furnished to the shareholders of a corporation under applicable law;

(d) the Undersigned will care for, protect and preserve the Collateral and not permit its value to be impaired and, subject to paragraph 4, will not sell, transfer, assign, mortgage, charge, pledge, hypothecate or deliver or otherwise dispose of any such property or any interest therein without the prior written consent of the Bank;

(e) the Undersigned will keep the Collateral insured under policies with such provisions, for such amounts and by such insurers satisfactory to the Bank from time to time, and will maintain such insurance with loss, if any, payable to the Bank and will lodge such policies with the Bank;

(f) the Bank shall be entitled from time to time and at any time to inspect the Collateral wherever located and to make enquiries and tests concerning the Collateral, and the Undersigned will defray all expenses in connection therewith;

(g) the loss, injury or destruction of the Collateral shall not operate in any manner to release the Debtor from its liability to the Bank;

(h) time is of the essence of the Undersigned's Obligation under this Agreement; and

(i) this Agreement has been properly authorized and constitutes a legally valid and binding obligation of the Undersigned in accordance with its terms.

4. **USE OF PROPERTY**
Until the occurrence of an event of default, as hereinafter provided, the Undersigned may use the Collateral in any lawful manner not inconsistent with this Agreement, and deal with the Inventory or Other Property or any part thereof in the ordinary course of business. Proceeds shall be received by the Undersigned in trust for the Bank and shall be forthwith paid over to the Bank.

5. **EVENTS OF DEFAULT**
Obligations not payable on demand shall become immediately payable upon the occurrence of one or more of the following events of default:

(a) the Undersigned fails to pay when due any of the Obligations, or to perform or rectify a breach of any of the representations or warranties or covenants of this Agreement;

(b) the Undersigned ceases or threatens to cease to carry on business, becomes insolvent or the subject of bankruptcy or insolvency proceedings;

(c) any warranty or representation made to induce the Bank to extend credit to the Undersigned, under this Agreement or otherwise, is false in any material respect when made;

(d) an encumbrancer takes possession of any of the Collateral or any process of execution is levied or enforced upon or against any of the Collateral;

(e) indebtedness or liability of the Undersigned other than to the Bank becomes due and payable, or capable of being declared due and payable, before the stated maturity thereof or any such indebtedness or liability shall not be paid at the maturity thereof or upon the expiration of any stated applicable grace period thereof or any guarantee given by the Undersigned is not honoured when due and called upon;

(f) a declaration of incompetency of the Undersigned by a court;

(g) if the Undersigned is a partnership, the death of a partner; or

(h) if the Undersigned is an individual, the death of the Undersigned;

(i) if any other event causes the Bank, in good faith, to deem itself insecure, or if the Collateral is in jeopardy and the Bank has commercially reasonable grounds to believe that the prospect of payment or performance is or is about to be impaired or the Collateral is or is about to be placed in jeopardy;

and the bank shall have all rights and remedies under applicable law as well as any other rights and remedies provided by this Agreement.

6. **ADDITIONAL POWERS**

In addition to the rights and powers provided in paragraphs 5 and 8 and under the Personal Property Security Act, the Bank and the Receiver, as defined in paragraph 8, and the Sheriff, as the case may be, shall have the following rights and powers:

(a) if the security hereby constituted becomes enforceable, to dispose of any of the Collateral in the condition in which it was at the date possession of it was taken, or after any commercially reasonable repair, processing or preparation thereof for disposition; and

(b) whether or not the Undersigned is in default:

i) to demand, sue for and receive any Book Debts with or without notice to the Undersigned, give effectual receipts and discharges therefor, compromise any Book Debts which may seem bad or doubtful to the Bank and give time for payment thereof with or without security,

to take control of any proceeds arising from the Collateral,

to apply any money taken as collateral to the satisfaction of the Obligations as the Bank may deem appropriate,

to hold as additional security any increase, profits, or money resulting from the Collateral, and apply any such increase, profits, or money to the Obligations as the Bank may deem appropriate,

to use reasonable care in the custody and preservation of any Collateral in the possession of the Bank or Sheriff except that in the case of chattel paper, a security or an instrument, reasonable care shall not include taking necessary steps to preserve rights against other persons;

and the Undersigned shall from time to time forthwith on the Bank's request execute, do and make all such agreements, statements, further assignments, acts, matters and things which may from time to time in the opinion of the Bank be necessary or expedient for the purpose of carrying into effect any of the provisions hereof and of perfecting the title of the Bank in the Collateral, and the Bank and any of its managers or acting managers are by the Undersigned hereby irrevocably constituted and appointed the true and lawful attorney of the Undersigned with full power of substitution for the Bank at its option whenever and wherever it may deem necessary or expedient to do, make and execute all such statements, assignments, documents, acts, matters or things with the right to use the name of the Undersigned.

7. **WAIVER BY THE BANK**

Any breach by the Undersigned of any of the provisions contained in this Agreement or any default by the Undersigned in the observance or performance of any covenant or condition required to be observed or performed by the Undersigned hereunder may only be waived by the Bank in writing, provided that no such waiver by the Bank shall extend to or be taken in any manner to affect any subsequent breach or default or the rights resulting therefrom.

8. **APPOINTMENT OF RECEIVER AND MANAGER**

The Bank may appoint in writing any person, whether an employee or employees of the Bank or not, to be a receiver or a receiver and manager ("Receiver") of the Collateral or any part or parts thereof. A Receiver so appointed shall have power:

(a) to take possession, custody and control of, collect and get in the Collateral, or any part thereof and for that purpose to take any proceedings in the name of the Undersigned or otherwise;

(b) to carry on or concur in carrying on the business of the Undersigned and for that purpose to raise money on the Collateral in priority to this Agreement or otherwise;

(c) to sell or concur in selling or otherwise dispose of any of the Collateral, including by lease or by deferred payment; and

(d) to make any arrangement or compromise which the Receiver shall think expedient in the interest of the Bank.

Any Receiver so appointed shall be deemed to be the agent of the Undersigned, and the Undersigned shall be solely responsible for the Receiver's acts or defaults and for the Receiver's remuneration and expenses, and the Bank shall not be in any way responsible for any misconduct or negligence on the part of the Receiver. All moneys received by the Receiver after providing for payment of all costs, charges and expenses of or incidental to the exercise of any of the powers of the Receiver shall be applied in or towards satisfaction of the Security Interest. The rights and powers conferred by this paragraph are in supplement of and not in substitution for any rights and the Bank may have from time to time.

9. **NOTICE**

The Undersigned shall be entitled to not less than twenty days notice in writing of the date, time and place of any intended disposition of the Collateral, such notice to be given in accordance with the provisions of the Personal Property Security Act except that notice is not required to be given where:

the Collateral is perishable,

the Bank believes on reasonable grounds that the Collateral will decline substantially in value if not disposed of immediately after default,

the cost of care and storage of the Collateral is disproportionately large relative to its value,

the Collateral is a security or an instrument that is to be disposed of by sale in an organized market that handles large volumes of transactions between many different sellers and many different buyers,

the Collateral is money other than a medium of exchange authorized by the Parliament of Canada,

a Court so orders or after default, every person entitled to receive notice consents to the disposition of the Collateral without notice.

The Undersigned hereby expressly waives the right to receive a copy of any financing statement, or a copy of the statement confirming the registration of any financing statement, that may be registered by the Bank under the Personal Property Security Act in connection with any security interest created under this Agreement or under any future agreement with the Bank.

10. **GENERAL ASSIGNMENT OF BOOK DEBTS**

And the Undersigned for good and valuable consideration assigns, transfers, and sets over unto the Bank all debts, accounts, choses in action, claims, demands, and moneys now due or owing or accruing due or which may hereafter become due or owing to the Undersigned, including (without limiting the foregoing) claims against the Crown in the right of Canada or of any province, moneys which may become payable under any policy of insurance in respect of any loss by fire or other cause which has been or may be incurred by the Undersigned (collectively called "Book Debts"), together with all contracts, securities, bills, notes, lien notes, judgements, chattel mortgages, mortgages and all other rights, benefits and documents now or hereafter taken, vested in or held by the Undersigned in respect of or as security for the Book Debts hereby assigned or intended so to be or any part thereof and the full benefit and advantage thereof, and all rights of action, claim, or demand which the Undersigned now has or may at any time hereafter have against any person or persons, firm or corporation in respect thereof. The Undersigned further hereby covenants, promises, and agrees to and with the Bank to well and truly execute or cause to be executed all or any such further or other document or documents as shall or may be required by the Bank to more completely or fully vest in the Bank the Book Debts hereby assigned or intended so to be and the right to receive the said moneys or to enable the Bank to recover same and will from time to time prepare and deliver to the Bank all deeds, books, vouchers, promissory notes, bills of exchange, accounts, letters, invoices, papers, and all other documents in any way relating to the Book Debts. Provided that this assignment is and shall be a continuing collateral security to the Bank for the Obligations. All money or any other form of payment received by the Undersigned in payment of any Book Debts shall be received and held by the Undersigned in trust for the Bank.

11. **APPROPRIATION**

The Bank shall have the right at any time to appropriate any payment made to any portion of the Obligations and to revoke or alter any such appropriation.

12. **DEALING WITH SECURITY INTEREST**

The Bank may grant extensions of time and other indulgences, take and give up any of the Security Interest, or modify or abstain from perfecting or taking advantage of any of the Security Interest, accept compositions, grant releases and discharges thereof and otherwise deal with the Undersigned, debtors of the Undersigned, sureties and other and with any of the Security Interest as the Bank may see fit without prejudice to the liability of the Undersigned or the Bank's right to hold and realize any of the Security Interest. The Bank shall not be accountable to the Undersigned for the value of any of the Security Interest released except for any moneys actually received by the Bank.

13. **EXECUTION**

If more than one person executes this Agreement, the term "Undersigned" shall include each as well as all of them, any and all of their obligations hereunder shall be joint and several and these presents and such obligations shall continue in full force and effect and apply notwithstanding any change for any cause or in any manner whatsoever in the composition of or membership of any firm or company which is a party hereto.

14. **TERM**

This Agreement shall be a continuing agreement in every respect for the payment of the Obligations and it shall remain in full force and effect until all of the Obligations shall be paid in full. In the event any provisions of this Agreement shall be deemed invalid or void by any court of competent jurisdiction, the remaining terms and provisions of this Agreement shall remain in full force and effect.

15. **NON-SUBSTITUTION**

The Security Interest is in addition to and not in substitution for any other security now or hereafter held by the Bank.

16. **APPLICABLE LAW**

This Agreement shall be construed in accordance with the laws of the Province of Alberta.

17. **ACKNOWLEDGEMENT**

The Undersigned acknowledges receipt of a copy of this Agreement.

IN WITNESS WHEREOF the Undersigned has executed this Agreement this 20th day of June (month), 2007 (year).

FIC INVESTMENTS USA CORP.

WITNESS: ______________ ______________ SEAL

______________ ______________ SEAL

______________ ______________ SEAL

#314, 2906 WEST BROADWAY
VANCOUVER, B.C. V6S 1R5

______________ ______________ SEAL

Branch must insert date and initial as required

Date Received	
Recorded	
Approved	

SCHEDULE

COLLATERAL IS NOW AND WILL HEREAFTER BE LOCATED AT THE FOLLOWING ADDRESS(ES):

(STREET) (TOWN/CITY) (PROVINCE)

QUANTITY	DESCRIPTION	SERIAL NUMBER

If space is insufficient attach additional list headed: PAGE 2 OF SCHEDULE

RESOLUTION AUTHORIZING EXECUTION OF GENERAL SECURITY AGREEMENT

"RESOLVED THAT the Director and the Secretary are hereby authorized for and on behalf of the Corporation to execute and deliver to The Toronto-Dominion Bank a General Security Agreement substantially in the form of the General Security Agreement (attached hereto and initialled by the Secretary for identification) presented to the directors, with such alterations, amendments, deletions or additions as may be approved by the persons executing the same and that execution accordingly shall be conclusive evidence of such approval and that the General Security Agreement so executed is the General Security Agreement authorized by this Resolution.

"Any officer or director be and is hereby authorized to execute and deliver on behalf of the Corporation all such other documents and writings and to do such other acts and things as may be necessary or desirable for fulfilling the Corporation's obligations under the General Security Agreement."

CERTIFICATE

I hereby certify that the foregoing is a true and correct copy of a Resolution duly passed by the Directors of FIC INVESTMENTS USA CORP. on the 20th day of JUNE, 2007 and that the said Resolution is now in full force and effect.

Secretary C/S